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                                  SCHEDULE 14A
                                   (RULE 14a)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
                             (AMENDMENT NO.      )

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement               [ ]  CONFIDENTIAL, FOR USE OF THE COMMISSION
                                               ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12

                            OHIO NATIONAL FUND, INC.
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                            OHIO NATIONAL FUND, INC.
    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies: .......

     (2) Aggregate number of securities to which transaction applies: ..........

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): ............

     (4) Proposed maximum aggregate value of transaction: ......................

     (5) Total fee paid: .......................................................

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid: ...............................................

     (2) Form, Schedule or Registration Statement No.: .........................

     (3) Filing Party: .........................................................

     (4) Date Filed: ...........................................................

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

                                                           One Financial Way
                                                           Cincinnati, Ohio
                                                           45242

                                                           Post Office Box 237
                                                           Cincinnati, Ohio
                                                           45201-0237
                                                           Telephone:
Ohio National FundSM                                       513-794-6100

March 1, 2000

Dear Ohio National Variable Contract Owner:

Enclosed are information and voting instructions from your Ohio National Fund Board of Directors regarding proposals related to the Fund's portfolios. A special shareholders meeting will be held on April 3, 2000 to seek your approval of two new subadvisory agreements one for the Capital Appreciation Portfolio and one for the Aggressive Growth Portfolio.

You are only permitted to vote for the proposal related to the portfolio in which you have allocated contract values. Your Board of Directors believes that each of the proposals is in your best interests. We recommend that you vote FOR each proposal.

Although you are not a Fund shareholder, it is your right to instruct us how to vote the Fund shares attributed to your variable contract.

Please complete, sign and return the voting instructions promptly in the envelope provided. No postage is needed if you mail it in the United States. During the past year, we have made adjustments in investment strategies to expand both the breadth of portfolios and investment styles, and the quality of fund managers, within the Ohio National Fund. The results, indeed, have been noteworthy and impressive. As always, we thank you for your confidence and support.

Sincerely,

JOHN J. PALMER
John J. Palmer
President

[OHIO NATIONAL FINANCIAL SERVICES LOGO]

                            OHIO NATIONAL FUND, INC.
                               One Financial Way
                             Montgomery, Ohio 45242

                            ------------------------

                         CAPITAL APPRECIATION PORTFOLIO
                          AGGRESSIVE GROWTH PORTFOLIO

                            ------------------------

                       NOTICE OF MEETING OF SHAREHOLDERS

                                 April 3, 2000

     A special meeting of the shareholders of the Capital Appreciation and Aggressive Growth portfolios of Ohio National Fund, Inc. will be held at the Fund's office at One Financial Way in Montgomery, Ohio 45242. The meeting will begin at 10:00 a.m. eastern time on April 3, 2000. The reason for the meeting is for you to act on these proposals:

          1. To approve a new subadvisory agreement for the Capital Appreciation portfolio with Jennison Associates, LLC.

          2. To approve a new subadvisory agreement for the Aggressive Growth portfolio with Janus Capital Corporation.

          3. To transact any other business that may properly come before the meeting.

     You are entitled to receive this notice and to vote at the special meeting if you were a shareholder of record of either the Capital Appreciation or Aggressive Growth portfolio at the close of business on February 21, 2000.

     FOR THE REASONS GIVEN IN THE ATTACHED PROXY STATEMENT, WE (THE FUND'S MANAGEMENT AND BOARD OF DIRECTORS) RECOMMEND THAT YOU VOTE FOR THE PROPOSALS.

                                        /S/ RONALD L. BENEDICT
                                        Ronald L. Benedict
                                        Secretary

March 1, 2000

                            OHIO NATIONAL FUND, INC.
                               ONE FINANCIAL WAY
                             MONTGOMERY, OHIO 45242

                                PROXY STATEMENT

                     SPECIAL MEETING OF SHAREHOLDERS OF THE
             CAPITAL APPRECIATION AND AGGRESSIVE GROWTH PORTFOLIOS

                                 April 3, 2000

     We (the management and Board of Directors of Ohio National Fund, Inc.) are soliciting proxies for a special meeting of the shareholders of the Capital Appreciation and Aggressive Growth portfolios. The meeting will be held at 10:00 a.m. eastern time on April 3, 2000. We are sending you this proxy statement and its enclosures if you are a shareholder of the Capital Appreciation or Aggressive Growth portfolios or if you have a variable contract with values allocated to the portfolios. We are mailing the statement on or about March 1, 2000. Each shareholder of record as of the close of business on February 21, 2000 is entitled to one vote for each share owned in the portfolios at that time.

     You may revoke your proxy before the meeting by giving written notice to the Secretary of the Fund or by appearing in person at the meeting and notifying the Secretary that you intend to revoke your proxy. Your latest proxy revokes any earlier ones. All proxies that are properly signed and received in time and not revoked will be voted as marked. If you sign and return a proxy but do not show how you want to vote, we will vote it in favor of the proposals. We will vote the interests of any variable contract owners from whom we receive no voting instructions in proportion with the instructions that we do receive before the meeting.

     The Fund will pay the printing, mailing and legal costs for soliciting the proxies. The investment adviser, Ohio National Investments, Inc. (the "Adviser") will pay all other costs. The proposed subadvisers may reimburse the Fund and the Adviser for some or all of the proxy solicitation expenses. Employees of the Fund and the Adviser will not get any extra compensation for soliciting proxies.

     As of December 31, 1999 100% of the issued and outstanding shares of the Capital Appreciation and Aggressive Growth portfolios were owned of record by The Ohio National Life Insurance Company ("ONLI") and Ohio National Life Assurance Corporation ("ONLAC") (together called "Ohio National Life"). Ohio National Life is located at One Financial Way, Montgomery, Ohio 45242. Each share represents one vote. These shares were allocated to Ohio National Life's separate accounts as follows:

                                                         NUMBER        PERCENT
                CAPITAL APPRECIATION                    OF SHARES      OF CLASS
                --------------------                  -------------    --------
ONLI Variable Account A.............................  2,176,747.791     40.78%
ONLI Variable Account B.............................    918,216.850     17.20%
ONLI Variable Account C.............................  1,309,951.918     28.28%
ONLI Variable Account D.............................    105,885.412     01.98%
ONLAC Variable Account R............................    626,740.196     11.74%
                                                      -------------     ------
     Total Capital Appreciation Portfolio Shares....  5,337,541.167    100.00%

                                                         NUMBER        PERCENT
                 AGGRESSIVE GROWTH                      OF SHARES      OF CLASS
                 -----------------                    -------------    --------
ONLI Variable Account A.............................    838,783.817     27.23%
ONLI Variable Account B.............................    241,315.310     12.20%
ONLI Variable Account C.............................    811,696.774     41.03%
ONLI Variable Account D.............................     48,018.830      2.43%
ONLAC Variable Account R............................    338,447.472     17.11%
                                                      -------------     ------
     Total Aggressive Growth Portfolio Shares.......  1,978,164.203    100.00%

     We have sent you, a copy of the Fund's Annual Report as of December 31, 1999. To request an additional free copy, contact our Treasurer, Dennis Taney, at the above address or call him at (513) 794-6251.

                              SUMMARY OF PROPOSALS

     The purpose of the special meeting is for you to vote on these proposals related to the Capital Appreciation and Aggressive Growth portfolios:

     1. We have approved a new Subadvisory Agreement for the Capital Appreciation portfolio between the Adviser and Jennison Associates, LLC and we are now asking you to approve the agreement.

     2. We have approved a new Subadvisory Agreement for the Aggressive Growth portfolio between the Adviser and Janus Capital Corporation and we are now asking you to approve the agreement .

     A majority vote of the eligible shareholders of the portfolios is required for each issue to be approved. Under the Investment Company Act of 1940 (the "1940 Act"), a majority vote requires at least:

        - 67% of the shares represented at a meeting (by proxy or in person) where more than half of the outstanding shares are represented, or

        - More than half of all the outstanding shares.

WE RECOMMEND THAT YOU APPROVE THESE PROPOSALS.

                          INVESTMENT ADVISORY SERVICES

     The Adviser is a wholly-owned subsidiary of ONLI. Under the Investment Advisory Agreement between the Adviser and the Fund, the Adviser regularly recommends an investment program consistent with the Fund's investment policies. Once the Board of Directors approves an investment program, the Adviser implements the program by placing orders for the purchase and sale of securities. The Adviser also provides the Fund with office space, necessary clerical personnel (other than those provided by agreements between the Fund and Firstar Bank, N.A. (Cincinnati, Ohio), which serves as custodian, and American Data Services, Inc. (Hauppauge, New York) which serves as transfer agent and servicing agent for the Fund), and services of executive and administrative personnel.

     The Adviser is the investment adviser to the following portfolios of the Fund (assets shown as of December 31, 1999:

Equity......................................  $329,597,352.32
Money Market................................    67,158,501.44
Bond........................................    25,984,713.71
Omni........................................   190,054,734.75
International...............................   173,076,624.26
Capital Appreciation........................    64,621,610.91
Small Cap...................................   167,919,912.65
International Small Company.................    38,147,330.93
Aggressive Growth...........................    23,324,534.11
Core Growth.................................    31,464,819.67
Growth & Income.............................   113,048,025.81
S&P 500 Index...............................   216,575,151.32
Social Awareness............................     3,390,013.40
Strategic Income............................     3,094,938.07
Firstar Growth & Income.....................     3,306,341.55
Relative Value..............................    11,881,933.22
Capital Growth..............................    20,271,785.00
High Income Bond............................    12,610,825.66
Equity Income...............................     4,373,596.64
Blue Chip...................................     4,783,951.59

     Under a Service Agreement among the Fund, the Adviser and ONLI, ONLI has agreed to furnish the Adviser, at cost, the research facilities, services and personnel the Adviser may need to perform its duties under the Investment Advisory Agreement. The Adviser has agreed to reimburse ONLI for its expenses in this regard. The Fund has not paid to the Adviser, or to any of its affiliates, any compensation for services other than under the Investment Advisory Agreement during the last fiscal year. The address of the Adviser, Ohio National Life and the Fund is One Financial Way, Montgomery, Ohio 45242.

     The president of the Adviser is Christopher A. Carlson. The Adviser's directors are Mr. Carlson, Michael A. Boedeker, Michael D. Stohler, David B. O'Maley and John J. Palmer. Messrs. Carlson, Boedeker and Stohler are principally employed as investment officers of ONLI. Messrs. Carlson and Boedeker are also vice presidents of the Fund. John J. Palmer is president of the Fund. The Adviser's secretary, Ronald L. Benedict, is also the secretary and a director of the Fund. The business address of each of these individuals is One Financial Way, Montgomery, Ohio 45242.

     The Investment Advisory Agreement and Service Agreement were both entered into as of May 1, 1996.

     As compensation for its services, the Adviser receives from the Fund annual fees on the basis of each portfolio's average daily net assets during the month for which the fees are paid based on the following schedule:

        - for each of the Bond, Omni and Social Awareness portfolios, 0.60% of the first $100 million, 0.50% of the next $150 million, 0.45% of the next $250 million, 0.40% of the next $500 million, 0.30% of the next $1 billion, and 0.25% of average daily net assets over $2 billion;

        - for the Money Market portfolio, 0.30% of the first $100 million, 0.25% of the next $150 million, 0.23% of the next $250 million, 0.20% of the next $500 million, and 0.15% of average daily net assets over $1 billion;

        - for the Equity portfolio, 0.80% of the first $500 million, and 0.75% of average daily net assets over $500 million.

        - for each of the International, Relative Value, Capital Growth, Blue Chip and Firstar Growth & Income portfolios, 0.90% of each portfolio's daily net assets;

        - for each of the Capital Appreciation, Small Cap, Aggressive Growth and Strategic Income portfolios, 0.80% of each portfolio's average daily net assets;

        - for the Core Growth portfolio, 0.95% of the first $150 million, and 0.80% of average daily net assets over $150 million;

        - for the Growth & Income portfolio, 0.85% of the first $200 million, and 0.80% of average daily net assets over $200 million;

        - for the S&P 500 Index portfolio, 0.40% of the first $100 million, 0.35% of the next $150 million, and 0.33% of average daily net assets over $250 million;

        - for the International Small Company portfolio, 1.00% of that portfolio's average daily net assets, and

        - for each of the High Income Bond and Equity Income portfolios, 0.75% of each portfolio's average daily net assets.

     However, as to the Money Market portfolio, the Adviser is presently waiving any of its fee in excess of 0.25%, and as to the International portfolio, the Adviser is presently waiving any of its fee in excess of 0.85%.

     During 1999, the Adviser received $7,933,767.03 in fees from the Fund. This included $574,227.57 in fees from the Capital Appreciation portfolio and $186,706.87 from the Aggressive Growth portfolio. Had the proposed new investment advisory fees been in effect in 1999, compensation would not have been different.

     Under the Investment Advisory Agreement, the Fund authorizes the Adviser to retain subadvisers for the International, International Small Company, Capital Appreciation, Small Cap, Aggressive Growth, Core Growth, Growth & Income, Strategic Income, Firstar Growth & income, Relative Value, Capital Growth, High Income Bond, Equity Income and Blue Chip portfolios, subject to the approval of the Fund's Board of Directors. The Adviser has entered into Subadvisory Agreements with subadvisers, to manage the investment and reinvestment of those portfolios' assets, subject to supervision by the Adviser. As compensation for their subadvisory services the Adviser pays:

     - Legg Mason Fund Advisors, Inc. a fee of the annual rate of

        - 0.45% of the first $500 million of the portfolios average daily net assets and 0.40% of the average daily net assets in excess of $500 million.

     - Federated Global Investment Management Corp. ("FGIM") fees at the annual rate of

        - 0.40% of the first $200 million, and 0.35% of average daily net assets in excess of $200 million of the International portfolio, and

        - 0.75% of the first $100 million, and 0.65% of average daily net assets in excess of $100 million of the International Small Company portfolio;

     - Founders Asset Management LLC a fee at the annual rate of 0.55% of the first $150 million, 0.50% of the next $150 million, and 0.40% of average daily net assets in excess of $300 million of the Small Cap portfolio;

     - Pilgrim Baxter & Associates, Ltd. a fee at the annual rate of 0.65% of the first $50 million, 0.60% of the next $100 million, and 0.50% of average daily net assets in excess of $150 million of the Core Growth portfolio;

     - RS Investment Management, L.P. ("RSIM") fees at the annual rate of

        - 0.60% of the first $100 million, 0.55% of the next $100 million, and 0.50% of average daily net assets in excess of $200 million of the Growth & Income portfolio, and

        - 0.64% of the first $100 million, 0.60% of the next $100 million, and 0.55% of average daily net assets in excess of $200 million in the Capital Growth portfolio.

     - Firstar Investment Research & Management Company, LLC ("FIRMCO") fees at the annual rate of 0.65% of the first $50 million and 0.60% of the average daily net assets in excess of $50 million of the Firstar Growth & Income portfolio.

     - Firstar Bank, N.A. ("Firstar") fees at the annual rate of

        - 0.55% of the first $50 million and 0.50% of average daily net assets in excess of $50 million of the Strategic Income portfolio, and

        - 0.65% of the first $50 million and 0.60% of average daily net assets in excess of $50 million of the Relative Value portfolio, and

     - Federated Investment Counseling fees at the annual rate of

        - 0.50% of the first $30 million, 0.40% of the next $20 million, 0.30% of the next $25 million, and 0.25% of average daily net assets in excess of $75 million of the High Income Bond portfolio, and

        - 0.50% of the first $35 million, 0.35% of the next $65 million, and 0.25% of average daily net assets in excess of $100 million for directing the investment and reinvestment of the assets of each of the Equity Income and Blue Chip portfolios.

     The Board of Directors and shareholders of each portfolio initially voted to approve the current Investment Advisory, Service and Subadvisory Agreements on the dates listed below:

                                                              BOARD OF
                                                              DIRECTORS    SHAREHOLDERS
                                                              ---------    ------------
Equity......................................................   5-20-99       7-22-99
Money Market................................................   1-24-96       3-28-96
Bond........................................................   1-24-96       3-28-96
Omni........................................................   1-24-96       3-28-96
International (Investment Advisory and Service).............   1-24-96       3-28-96
International (Subadvisory).................................  12-09-98       4-05-99
Capital Appreciation........................................   1-24-96       3-28-96
Small Cap (Investment Advisory and Service).................   1-24-96       3-28-96
Small Cap (Sub-Advisory)....................................  11-19-97       2-17-98
International Small Company (Investment Advisory and
  Service)..................................................   1-24-96       3-28-96
International Small Company (Subadvisory)...................  12-09-98       4-05-99
Aggressive Growth...........................................   1-24-96       3-28-96
Core Growth.................................................   8-22-96       1-02-97
Growth & Income (Investment Advisory and Service)...........   8-22-96       1-02-97
Growth & Income (Subadvisory)...............................   2-24-99       4-05-99
S&P 500 Index...............................................   8-22-96       1-02-97
Social Awareness............................................   8-22-96       1-02-97
Strategic Income............................................   8-22-96       1-02-97
Firstar Growth & Income (Investment Advisory and Service)...   8-22-96       1-02-97

                                                              BOARD OF
                                                              DIRECTORS    SHAREHOLDERS
                                                              ---------    ------------
Firstar Growth & Income (Subadvisory).......................   2-24-99       4-05-99
Relative Value..............................................   8-22-96       1-02-97
Capital Growth (Investment Advisory and Service)............   2-11-98       4-30-98
Capital Growth (Subadvisory)................................   2-24-99       4-05-99
High Income Bond............................................   2-11-98       4-30-98
Equity Income...............................................   2-11-98       4-30-98
Blue Chip...................................................   2-11-98       4-30-98

     These agreements will continue in force from year to year if they are approved at least annually by (a) a majority of the Fund's directors who are not parties to the agreements or interested persons of any such party, with votes to be cast in person at a meeting called for the purpose of voting on such continuance, and also by (b) a majority of the Board of Directors or by a majority of the outstanding voting securities of each portfolio voting separately. The Board of Directors has approved the continuance of each agreement at least once a year following the dates shown above. The dates indicated for initial approvals by the shareholders also represent the most recent times those agreements were submitted to the shareholders.

     The Investment Advisory, Service and Subadvisory Agreements may be terminated at any time, without the payment of any penalty, if we give 60 days' written notice to the Adviser or, as to any portfolio, by a vote of the majority of the portfolio's outstanding voting securities. The Investment Advisory Agreement may be terminated by the Adviser on 90 days' written notice to the Fund. The Service Agreement may be terminated, without penalty, by the Adviser or ONLI on 90 days' written notice to the Fund and the other party. The Sub-Advisory Agreements may be terminated, without penalty, by the Adviser or the sub-adviser on 90 days' written notice to the Fund and the other party. An Agreement will automatically terminate if it is assigned.

     In addition to being the investment adviser to the Fund, the Adviser is also the investment adviser to ONE Fund, Inc. ("ONE Fund") and The Dow Target Variable Fund, LLC ("Dow Target"). ONE Fund presently consists of the following portfolios:

                                         NET ASSETS DECEMBER 31,
         ONE FUND PORTFOLIO                        1999
         ------------------            ----------------------------
Money Market.........................         $16,947,654.85
Income...............................           6,469,931.93
Income & Growth......................          12,107,414.60
Growth...............................          11,407,266.88
Small Cap............................           3,531,472.08
International........................          15,046,155.95
S&P 500(SM) Index....................           5,298,533.36
Core Growth..........................           6,830,377.18

     As compensation for its services to ONE Fund, the Adviser receives from ONE Fund fees on the basis of each portfolio's average daily net assets during the month for which the fees are paid based on the following schedule:

        - for each of the Income, Income & Growth and Growth portfolios, the fee is at an annual rate of 0.50% of the first $100 million of the average daily net assets in each portfolio, 0.40% of the next $150 million, and 0.30% of the average daily net assets in each portfolio over $250 million;

        - as to the Money Market portfolio, the fee is at an annual rate of 0.30% of the first $100 million, 0.25% of the next $150 million, and 0.20% of the average daily net assets over $250 million;

        - for the Small Cap portfolio, the fee is at an annual rate of 0.65% of the first $100 million, 0.55% of the next $150 million, and 0.45% of the average daily net assets over $250 million;

        - for the International portfolio, the fee is at the annual rate of 0.90% of the average daily net assets in the portfolio;

        - for the Core Growth portfolio, the fee is at an annual rate of 0.95% of the first $150 million, and 0.80% of the average daily net assets over $150 million.

        - for the S&P 500(SM) Index portfolio, the fee is at an annual rate of 0.40% of the average daily net assets of the portfolio.

     However, the Adviser is presently voluntarily waiving 0.15% of its fees in connection with the Money Market, Income, Income & Growth, Growth, and Small Cap portfolios of ONE Fund.

     During 1999, the Adviser received $406,025.18 in fees from ONE Fund.

     The Dow(SM) Target Variable Fund presently consists of the following portfolios:

                                         NET ASSETS DECEMBER 31,
       DOW TARGET 10 PORTFOLIO                     1999
       -----------------------           -----------------------
Dow Target 10 January................         $  459,929.35
Dow Target 10 February...............          1,161,708.80
Dow Target 10 March..................          1,016,943.79
Dow Target 10 April..................          1,256,634.23
Dow Target 10 May....................            717,302.86
Dow Target 10 June...................          1,157,864.58
Dow Target 10 July...................            989,984.32
Dow Target 10 August.................            805,241.93
Dow Target 10 September..............          1,467,689.15
Dow Target 10 October................          1,396,099.89
Dow Target 10 November...............          1,334,775.90
Dow Target 10 December...............          1,474,044.66

       DOW TARGET 5 PORTFOLIO
       ----------------------
Dow Target 5 September...............         $  156,782,27
Dow Target 5 October.................            271,321.33
Dow Target 5 November................            212,304.07
Dow Target 5 December................            207,347.91

     As compensation for its services to The Dow(SM) Target Variable Fund, LLC, the Adviser receives a fee at an annual rate of 0.60% of the average daily net assets of The Dow Target Variable Fund, LLC during the month for which the fee is paid. The Dow Target Variable Fund, LLC first began business in January, 1999.

     During 1999, the Adviser received $45,994.40 in fees from The Dow(SM) Target Variable Fund, LLC.

     The Adviser is a wholly-owned subsidiary of The Ohio National Life Insurance Company. Both are located at One Financial Way, Montgomery, Ohio 45242.

                    CAPITAL APPRECIATION PORTFOLIO PROPOSAL

NEW SUBADVISORY AGREEMENT

     T. Rowe Price Associates, Inc. has managed the Capital Appreciation portfolio since May 1, 1994. Based on several factors, including fund performance, management style, and existing business relationships with the proposed new subadviser, the Board of Directors voted unanimously on November 19, 1999 to terminate the subadvisory agreement with T. Rowe Price as of the close of business December 31, 1999. At the same meeting, the Board of Directors voted unanimously to approve an interim subadvisory agreement with Jennison Associates, Inc. (the "Jennison Subadvisory Agreement") to take effect on January 3, 2000. In making its recommendation that contractholders approve the new subadvisory agreement, the Board of Directors determined that the proposed subadviser's performance in managing its similar proprietary portfolio exceeded the actual performance of the former subadviser. The Board of Directors also determined that the proposed subadviser's selection of securities was more consistent with the value-oriented style of the portfolio than the securities selected by the previous subadviser. In total, the Board of Directors determined that the new proposed subadviser would manage the portfolio in a manner more consistent with the objectives stated in the prospectus resulting in increased portfolio performance. However, there can be no guarantee that the subadviser will achieve the investment objective and no guarantee that the performance will exceed that of the previous subadviser. The interim subadvisory agreement has not been submitted to shareholders for their approval prior to this date. By its terms, the Jennison Agreement will only continue in effect for the Capital Appreciation portfolio for more than 150 days if it is approved by your vote. If you do not approve the Jennison Subadvisory Agreement, the Adviser will need to take over management of the Capital Appreciation portfolio or we would need to find another subadviser.

     Jennison Associates, Inc. was founded in 1969 and is a wholly owned subsidiary of The Prudential Insurance Company of America. Jennison has 31 years of experience in the investment management business and currently advises or subadvises investments for 178 clients valued in excess of $48.4 billion. Jennison is located at 466 Lexington Avenue, New York, New York.

     The portfolio manager for the Capital Appreciation portfolio is Bradley L. Goldberg, CFA who is also Director, Executive Vice President of the subadviser and Chairman of the Asset Allocation Committee of the subadviser. Before joining Jennison Associates in 1974, Mr. Goldberg served as Vice President and Group Head in the Investment Research Division of Bankers Trust Company. Mr. Goldberg received a BS degree from the University of Illinois and an MBA from New York University.

     The directors and principal executive officers of Jennison Associates, LLC are as follows:

          NAME             POSITION WITH JENNISON ASSOCIATES         OTHER PRINCIPAL OCCUPATION
------------------------  ------------------------------------   ----------------------------------
Blair Boyer.............  Director, Executive Vice President
Cecilia Brancato........  Director, Senior Vice President
David Chan..............  Director, Senior Vice President
Michael Del Balso.......  Director, Executive Vice President &
                          Director of Equity Research
Thomas Doyle............  Director, Executive Vice President
Joseph Ferrugio.........  Director, Senior Vice President
Bradley Goldberg........  Director, Executive Vice President
John Hobbs..............  Director, Chairman & Chief
                          Executive Officer
James Kannry............  Director, Executive Vice President
Karen Kohler............  Director, Senior Vice President,
                          Chief Administrative Officer,
                          Chief Compliance Officer,
                          Treasurer, Secretary
Paul Lowenstein.........  Director                               Chief Administrative Officer of
                                                                 Prudential Investments
Kathleen McCarragher....  Director, Executive Vice President &
                          Domestic Growth Equity
                          Investment Strategist
Philip H.B. Moss........  Director, Executive Vice President
Eric Philo..............  Director, Senior Vice President
Peter Reinemann.........  Director, Senior Vice President
Spiros Segalas..........  Director, President & Chief
                          Investment Officer

     Jennison intends to manage the Capital Appreciation portfolio by investing primarily in common stocks of established companies with growth prospects believed to be under-appreciated by the market similar to the style used to manage the Prudential-Jennison Growth and Income Fund. The Prudential-Jennison Growth and Income Fund charges its retail shareholders a management fee of 0.60%. The net assets of the Prudential-Jennison Growth and Income Fund as of December 31, 1999 was $153 million. The portfolio's current investment restrictions and fundamental policies will not change. If such a change becomes necessary, we will be required to obtain your approval at another meeting of the shareholders of the Fund.

     A copy of the proposed Subadvisory Agreement is attached as Exhibit A.

     WE RECOMMEND THAT YOU APPROVE THE JENNISON SUBADVISORY AGREEMENT.

                      AGGRESSIVE GROWTH PORTFOLIO PROPOSAL

NEW SUBADVISORY AGREEMENT

     Strong Capital Management has managed the Aggressive Growth portfolio since its inception in 1996. Based on several factors, including fund performance and management style, the Board of Directors voted unanimously on November 19, 1999 to terminate the subadvisory agreement with Strong Capital Management as of the close of business December 31, 1999. At the same meeting, the Board of Directors voted unanimously to approve an interim subadvisory agreement with Janus Capital Corporation (the "Janus Subadvisory Agreement") to take effect on January 3, 2000. In making its recommendation that contractholders approve the new subadvisory agreement, the Board of Directors determined that the proposed subadviser's performance in managing its similar proprietary portfolio exceeded the actual performance of the former subadviser. The Board of Directors also determined that the proposed subadviser's selection of securities was more consistent with the growth-oriented style of the portfolio than the securities selected by the previous subadviser. In total, the Board of Directors determined that the new proposed subadviser would manage the portfolio in a manner more consistent with the objectives stated in the prospectus resulting in increased portfolio performance. However, there can be no guarantee that the subadviser will achieve the investment objective and no guarantee that the performance will exceed that of the previous subadviser. The interim subadvisory agreement has not been submitted to shareholders for their approval, prior to this date. By its terms, the Janus Subadvisory Agreement will only continue in effect for the Aggressive Growth portfolio for more than 150 days if it is approved by your vote. If you do not approve the Janus Subadvisory Agreement, the Adviser will need to take over management of the Aggressive Growth portfolio or we would need to find another subadviser.

     Janus Capital Corporation began serving as an investment adviser for its proprietary mutual funds in 1970 and currently advises or subadvises investments for the Janus Funds and other private label mutual funds and institutional accounts. Janus Capital Corporation is located at 100 Fillmore Street, Denver, Colorado.

     The portfolio manager for the Aggressive Growth portfolio is Claire Young, CFA. Ms. Young is also the portfolio manager and Executive Vice President of the Janus Olympus Fund. Before managing the Olympus Fund, Ms. Young was an Assistant Portfolio Manager of Janus Twenty Fund and Janus Growth and Income Fund. Before joining Janus in 1992, Ms. Young was a research analyst at Andersen Consulting Strategic Services division in New York. Ms. Young graduated cum laude from Yale University with a bachelor's degree in electrical engineering.

     The directors and principal executive officers of Janus Capital Corporation are as follows:

                            POSITION WITH JANUS CAPITAL
         NAME                       CORPORATION                   OTHER PRINCIPAL OCCUPATION
-----------------------  ----------------------------------   -----------------------------------
Thomas H. Bailey.......  Chairman, Chief Executive Officer,
                         Director and President
                         of Janus Capital
James P. Craig.........  Chief Investment Officer, Director
                         of Research, Vice President
                         and Director of Janus Capital
Thomas A. Early........  Vice President, General Counsel
                         and Secretary of Janus Capital
Steven R. Goodbarn.....  Vice President of Finance,
                         Treasurer and Chief Financial
                         Officer of Janus Capital
Michael E. Herman......  Director                             President of Kansas City Royals and
                                                              Chairman of Finance Committee of
                                                              the Ewing Marion Kauffman
                                                              Foundation
Thomas A. McDonnell....  Director                             President and Chief Executive
                                                              Officer
                                                              and a Director of DST Systems, Inc.
Landon H. Rowland......  Director                             President and Chief Executive
                                                              Officer
                                                              of Kansas City Southern
                                                              Industries, Inc.
Michael N. Stolper.....  Director                             President of Stolper & Company

     A copy of the proposed Subadvisory Agreement is attached as Exhibit B.

     Janus intends to manage the Aggressive Growth portfolio by investing primarily in common stocks of companies of any size from large well-established to smaller emerging growth companies. The stocks are selected based on their growth potential. This growth style is similar to that of the Janus Olympus Fund. The Janus Olympus Fund currently charges its retail shareholders a management fee of 0.70%. The net assets of the Olympus Fund as of October 31, 1999 was $3.9 billion. The portfolio's current investment restrictions and fundamental policies will not change. If such a change becomes necessary, we will be required to obtain your approval at another meeting of the shareholders of the Fund.

     WE RECOMMEND THAT YOU APPROVE THE JANUS SUBADVISORY AGREEMENT.

                            INVESTMENT ADVISORY FEES

     The Subadvisory Agreement with Jennison Associates, LLC will include a subadvisory fee of 0.75% of the first $10 million 0.90% of the next $30 million, 0.35% of the next $25 million, 0.25% of the next $335 million, 0.22% of the next $600 million and 0.20% of the Capital Appreciation portfolio's average daily net assets in excess of $500 million. The subadvisory fee is paid by the Adviser out of its investment advisory fee. Under the terms of Rule 15a-4(b) of the Investment Company Act of 1940, a subadviser acting under an interim agreement may not collect a fee more than the fee paid under the terms of the previous subadvisory agreement. Therefore, under the interim Subadvisory Agreement, Jennison Associates, LLC will receive a subadvisory fee equal to that paid to the previous subadviser which was 0.50% of the daily net assets. Under the terms of the proposed subadvisory agreement, Jennison Associates, LLC will earn subadvisory fee more than the fee paid under the previous subadvisory agreement. HOWEVER, BECAUSE THE SUBADVISORY FEE IS PAID BY THE ADVISER OUT OF ITS ADVISORY FEE, APPROVAL OF THE PROPOSED SUBADVISORY AGREEMENT WILL NOT AFFECT THE FEES AND EXPENSES PAID BY THE FUND.

     The Subadvisory Agreement with Janus Capital Corporation will include an advisory fee of 0.55% of the first $100 million of the average daily net assets of the portfolio during the month preceding each payment, 0.50% of the next $400 million and 0.45% of the average daily net assets in excess of $500 million. The subadvisory fee is paid by the Adviser out of its investment advisory fee.

                         OTHER TERMS OF THE AGREEMENTS

     Other than the compensation of the Jennison Subadvisory Agreement discussed above, all the terms of the proposed agreements are identical to those of the existing advisory agreements.

                                                                       EXHIBIT A

                             SUB-ADVISORY AGREEMENT

     This Agreement is made as of the third day of January, 2000 by and between OHIO NATIONAL INVESTMENTS, INC., an Ohio corporation (the "Adviser"), and JENNISON ASSOCIATES LLC, a [state] limited liability company (the
"Sub-Adviser").

     WHEREAS, OHIO NATIONAL FUND, INC. (the "Fund"), is a Maryland corporation that is registered under the Investment Company Act of 1940, as amended, (together with the regulations promulgated pursuant thereto, the "1940 Act"); and

     WHEREAS, the Adviser is a registered investment adviser under the Investment Advisers Act of 1940, as amended, (together with the regulations promulgated pursuant thereto, the "Advisers Act"); and

     WHEREAS, the Adviser has been appointed as investment adviser to the Fund in accordance with the 1940 Act and the Advisers Act; and

     WHEREAS, the Sub-Adviser is registered as an investment adviser under the Advisers Act and engages in the business of providing investment advisory services; and

     WHEREAS, the Fund has authorized the Adviser to appoint the Sub-Adviser, subject to the requirements of the 1940 Act and the Advisers Act, as a sub-adviser with respect to that portion of the assets of the Fund designated as the CAPITAL APPRECIATION PORTFOLIO of the Fund on the terms and conditions set forth below;

     NOW, THEREFORE, IT IS HEREBY AGREED as follows:

     SECTION 1. Investment Advisory Services

          (a) The Adviser hereby retains the Sub-Adviser, and the Sub-Adviser hereby accepts engagement by the Adviser, to supervise and manage on a fully-discretionary basis the cash, securities and other assets of the Capital Appreciation Portfolio that the Adviser shall from time to time place under the supervision of the Sub-Adviser (such cash, securities and other assets initially and as same shall thereafter be increased or decreased by the investment performance thereof and by additions thereto and withdrawals therefrom by the Adviser shall hereinafter be referred to as the "Portfolio"). The Fund is the owner of all cash, securities and other assets in the Portfolio, and there are no restrictions on the pledge, hypothecation, transfer or sale of such cash, securities or assets. To enable the Sub-Adviser to exercise fully its discretion hereunder, the Adviser hereby appoints the Sub-Adviser as agent and attorney-in-fact for the Portfolio with full authority to buy, sell and otherwise deal in securities and other intangible investments and contracts relating to the same for the Portfolio.

          (b) All activities by the Sub-Adviser on behalf of the Adviser and the Portfolio shall be in accordance with the investment objectives, policies and restrictions set forth in the 1940 Act and in the Fund's prospectus and statement of additional information, as amended from time to time (together, the "Prospectus") and as interpreted from time to time by the Board of Directors of the Fund and by the Adviser. All activities of the Sub-Adviser on behalf of the Adviser and the Portfolio shall also be subject to the due diligence oversight and direction of the Adviser.

          (c) Subject to the supervision of the Adviser, the Sub-Adviser shall have the sole and exclusive responsibility to select members of securities exchanges, brokers, dealers and futures commission merchants for the execution of transactions of the Portfolio and, when applicable, shall negotiate commissions in connection therewith. All such selections shall be made in accordance with the Fund's policies and restrictions regarding brokerage allocation set forth in the Prospectus.

          (d) In carrying out its obligations to manage the investments and reinvestments of the assets of the Portfolio, the Sub-Adviser shall: (1) obtain and evaluate pertinent economic, statistical, financial and other information affecting the economy generally and individual companies or industries the securities of which are included in the Portfolio or are under consideration for inclusion therein; (2) formulate and implement a continuous investment program for the Portfolio consistent with the investment objectives and related investment policies and restrictions for such Portfolio as set forth in the Prospectus; and (3) take such steps as are necessary to implement the aforementioned investment program by placing orders for the purchase and sale of securities.

          (e) In connection with the purchase and sale of securities of the Portfolio, the Sub-Adviser shall arrange for the transmission to the Adviser and the Portfolio's custodian on a daily basis such confirmation, trade tickets and other documents as may be necessary to enable them to perform their administrative responsibilities with respect to the Portfolio. With respect to Portfolio securities to be purchased or sold through the Depository Trust Company, the Sub-Adviser shall arrange for the automatic transmission of trade data to the Portfolio's custodian.

          (f) In connection with the placement of orders for the execution of the Portfolio's securities transactions, the Sub-Adviser shall create and maintain all necessary records of the Portfolio as are required of an investment adviser of a registered investment company including, but not limited to, records required by the 1940 Act and the Advisers Act. All such records pertaining to the Portfolio shall be the property of the Fund and shall be available for inspection and use by the Securities and Exchange Commission, any other regulatory authority having jurisdiction, the Fund, the Adviser or any person retained by the Fund or the Adviser. Where applicable, such records shall be maintained by the Sub-Adviser for the period and in the place required by Rule 31a-2 under the 1940 Act.

          (g) The Sub-Adviser shall render such reports to the Adviser and/or to the Board of Directors of the Fund concerning the investment activity and composition of the Portfolio in such form and at such intervals as the Adviser or the Board may from time to time reasonably require.

          (h) In acting under this Agreement, the Sub-Adviser shall be an independent contractor and not an agent of the Adviser or the Fund.

     SECTION 2. Expenses

          (a) The Sub-Adviser shall assume and pay all of its own costs and expenses, including those for furnishing such office space, office equipment, office personnel and office services as the Sub-Adviser may require in the performance of its duties under this Agreement.

          (b) The Fund shall bear all expenses of the Portfolio's organization and registration, and the Fund and Adviser shall bear all of their respective expenses of their operations and businesses not expressly assumed or agreed to be paid by the Sub-Adviser under this Agreement. In particular, but without limiting the generality of the foregoing, the Fund shall pay any fees due to the Adviser, all interest, taxes, governmental charges or duties, fees, brokerage and commissions of every kind arising hereunder or in connection herewith, expenses of transactions with shareholders of the Portfolio, expenses of offering interests in the Portfolio for sale, insurance, association membership dues, all charges of custodians (including fees as custodian and for keeping books, performing portfolio valuations and rendering other services to the Fund), independent auditors and legal counsel, expenses of preparing, printing and distributing all prospectuses, proxy material, reports and notices to shareholders of the Fund, and all other costs incident to the Portfolio's existence.

     SECTION 3. Use of Services of Others

     The Sub-Adviser may (at its expense except as set forth in Section 2 hereof) employ, retain or otherwise avail itself of the services or facilities of other persons or organizations for the purpose of providing the Sub-Adviser with such statistical or factual information, such advice regarding economic factors and trends or such other information, advice or assistance as the Sub-Adviser may deem necessary, appropriate or convenient for the discharge of the Sub-Adviser's obligations hereunder or otherwise helpful to the Fund and the Portfolio.

     SECTION 4. Sub-Advisory Fees

     In consideration of the Sub-Adviser's services to the Fund hereunder, the Sub-Adviser shall be entitled to a sub-advisory fee, payable monthly, at the annual rate of 0.75% of the first ten million dollars ($10,000,000) of the average daily net assets of the Portfolio during the month preceding each payment, 0. 50% of the next thirty million dollars ($30,000,000), 0.35% of the next twenty-five million dollars ($25,000,000), 0.25% of the next three hundred and thirty-five million dollars ($335,000,000), 0.22% of the next six hundred million dollars ($600,000,000), and 0.20% of the average daily net assets of the Portfolio in excess of one billion dollars ($1,000,000,000) (the "Sub-Advisory Fee"). The Sub-Advisory Fee shall be accrued for each calendar day and the sum of the daily Sub-Advisory Fee accruals shall be paid monthly to the Sub-Adviser on or before the fifth business day of the next succeeding month. The daily fee accruals will be computed on the basis of the valuations of the total net assets of the Portfolio as of the close of business each day. The Sub-Advisory Fee shall be payable solely by the Adviser, and the Fund shall not be liable to the Sub-Adviser for any unpaid Sub-Advisory Fee.

     SECTION 5. Limitation of Liability of Sub-Adviser

     (a) The Sub-Adviser shall be liable for losses resulting from its own acts or omissions caused by the Sub-Adviser's willful misfeasance, bad faith or gross negligence in the performance of its duties hereunder or its reckless disregard of its duties under this Agreement, and nothing herein shall protect the Sub-Adviser against any such liability to the shareholders of the Fund or to the Adviser. The Sub-Adviser shall not be liable to the Fund or to any shareholder of the Fund or to the Adviser for any claim or loss arising out of any investment or other act or omission in the performance of the Sub-Adviser's duties under this Agreement, or for any loss or damage resulting from the imposition by any government of exchange control restrictions which might affect the liquidity of the Fund's assets maintained with custodians or securities depositories in foreign countries, or from any political acts of any foreign governments to which such assets might be exposed, or for any tax of any kind, including without limitation any statutory, governmental, state, provincial, regional, local or municipal imposition, duty, contribution or levy imposed by any government or governmental agency upon or with respect to such assets or income earned with respect thereto (collectively "Taxation"). Notwithstanding the foregoing sentence, the Sub-Adviser shall be liable for taxes or tax penalties incurred by the Fund for any failure of the Portfolio to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 as amended as a result of the Sub-Adviser's management of the Portfolio.

     (b) In the event the Sub-Adviser is assessed any taxation in respect of the assets, income or activities of the Portfolio, the Adviser and the Fund jointly will indemnify the Sub-Adviser for all such amounts wherever imposed, together with all penalties, charges, costs and interest relating thereto and all expenditures, including reasonable attorney's fees, incurred by the Sub-Adviser in connection with the defense or settlement of any such assessment. The Sub-Adviser shall undertake and control the defense or settlement of any such assessment, including the selection of counsel or other professional advisers, provided that the selection of such counsel and advisers and the settlement of any assessment shall be subject to the approval of the Adviser and the Fund, which approvals shall not be unreasonably withheld. The Adviser and the Fund shall have the right to retain separate counsel and assume the defense or settlement on behalf of the Adviser and the Fund, as the case may be, of any such assessment if representation of the Adviser and the Fund by counsel selected by the Sub-Adviser would be inappropriate due to actual or potential conflicts of interest.

     SECTION 6. Services to Other Clients and the Fund

          (a) Subject to compliance with the 1940 Act, nothing contained in this Agreement shall be deemed to prohibit the Sub-Adviser or any of its affiliated persons from acting, and being separately compensated for acting, in one or more capacities on behalf of the Fund. The Adviser and the Fund understand that the Sub-Adviser may act as investment manager or in other capacities on behalf of other customers including entities registered under the 1940 Act. While information, recommendations and actions which the Sub-Adviser supplies to and does on behalf of the Portfolio shall in the Sub-Adviser's judgment be appropriate under the circumstances in light of the investment objectives and policies of the Fund, as set forth in the Prospectus delivered to the Sub-Adviser from time to time, it is understood and agreed that they may be different from the information, recommendations and actions the Sub-Adviser or its affiliated persons supply to or do on behalf of other clients. The Sub-Adviser and its affiliated persons shall supply information, recommendations and any other services to the Portfolio and to any other client in an impartial and fair manner in order to seek good results for all clients involved. As used herein, the term "affiliated person" shall have the meaning assigned to it in the 1940 Act.

          (b) On occasions when the Sub-Adviser deems the purchase or sale of a security to be in the best interest of the Portfolio as well as other customers, the Sub-Adviser may, to the extent permitted by applicable law, aggregate the securities to be so sold or purchased in order to obtain the best execution or lower brokerage commissions, if any. The Sub-Adviser may also on occasion purchase or sell a particular security for one or more customers in different amounts. On either occasion, and to the extent permitted by applicable law and regulations, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Sub-Adviser in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other customers.

          (c) The Sub-Adviser agrees to use the same skill and care in providing services to the Fund as it uses in providing services to other similar accounts for which it has investment responsibility. The Sub-Adviser will conform with all applicable rules and regulations of the Securities and Exchange Commission.

     SECTION 7. Proxies

     Unless the Adviser instructs the Sub-Adviser otherwise in writing, the Sub-Adviser will vote proxies for securities held by the Fund in accordance with the Sub-Adviser's policies for proxy voting. The Sub-Adviser is authorized to instruct the custodian to forward to the Sub-Adviser copies of all proxies and shareholder communications relating to securities held by the Portfolio (other than materials relating to legal proceedings). The Adviser agrees that the Sub-Adviser will not be liable for failing to vote any proxies where it has not received such proxies or related shareholder communications on a timely basis.

     SECTION 8. Reports to the Sub-Adviser

     The Adviser shall furnish to the Sub-Adviser the Prospectus, proxy statements, reports and other information relating to the business and affairs of the Fund as the Sub-Adviser may, at any time or from time to time, reasonably require in order to discharge the Sub-Adviser's duties under this Agreement.

     SECTION 9. Term of Agreement

     Provided that this Agreement shall have first been approved by the Board of Directors of the Fund, including a majority of the members thereof who are not interested persons (as defined in the 1940 Act) of either party, by a vote cast in person at a meeting called for the purpose of voting such approval, then this Agreement shall be effective on the date hereof. Unless earlier terminated as hereinafter provided, this Agreement shall continue in effect until approved by a majority vote of the voting securities of the Portfolio, at a meeting to take place not more than one year after the effective date of the Fund's registration statement relating to the Portfolio. Thereafter, this Agreement shall continue in effect from year to year, subject to approval annually by the Board of Directors of the Fund or by vote of a majority of the voting securities of the Portfolio and also, in either event, by the vote, cast in person at a meeting called for the purpose of voting on such approval, of a majority of the Directors of the Fund who are not parties to this Agreement or interested persons (as defined in the 1940 Act) of any such person.

     SECTION 10. Termination of Agreement; Assignment

          (a) This Agreement may be terminated by either party hereto without the payment of any penalty, upon 90 days' prior notice in writing to the other party and to the Fund, or upon 60 days' written notice by the Fund to the two parties; provided, that in the case of termination by the Fund such action shall have been authorized by resolution of a majority of the Board of Directors of the Fund or by vote of a majority of the voting securities of the Portfolio. In addition, this Agreement shall terminate upon the later of (1) the termination of the Adviser's agreement to provide investment advisory services to the Fund or (2) notice to the Sub-Adviser that the Adviser's agreement to provide investment advisory services to the Fund has terminated.

          (b) This Agreement shall automatically terminate in the event of its assignment (as defined in the 1940 Act).

          (c) Termination of this Agreement for any reason shall not affect rights of the parties that have accrued prior thereto.

     SECTION 11. Notices

          (a) The Sub-Adviser agrees to promptly notify the Adviser of the occurrence of any of the following events: (1) any change in the Portfolio's portfolio manager; (2) the Sub-Adviser fails to be registered as an investment adviser under the Advisers Act or under the laws of any jurisdiction in which the Sub-Adviser is required to be registered as an investment adviser in order to perform its obligations under this Agreement; (3) the Sub-Adviser is the subject of any action, suit, proceeding, inquiry or investigation at law or in equity, before or by any court, public board or body, involving the affairs of the Portfolio; or (4) any change in control of the Sub-Adviser.

          (b) Any notice given hereunder shall be in writing and may be served by being sent by telex, facsimile or other electronic transmission or sent by registered mail or by courier to the address set forth below for the party for which it is intended. A notice served by mail shall be deemed to have been served seven days after mailing and in the case of telex, facsimile or other electronic transmission twelve hours after dispatch thereof. Addresses for notice may be changed by written notice to the other party.

          If to the Adviser:

        Ohio National Investments, Inc.
        P.O. Box 237
        Cincinnati, Ohio 45201
        Fax No. (513) 794-4506

          With a copy to:

        Ronald L. Benedict, Secretary
        Ohio National Investments, Inc.
        P.O. Box 237
        Cincinnati, Ohio 45201

        If to the Sub-Adviser:

        Jennison Associates LLC
        466 Lexington Avenue
        New York, New York 10017
        Fax No. (212) 986-0603

        With a copy to:

     SECTION 12. Governing Law

     This Agreement shall be governed by and subject to the requirements of the laws of the State of Ohio without reference to the choice of law provisions thereof.

     SECTION 13. Applicable Provisions of Law

     The Agreement shall be subject to all applicable provisions of law, including, without limitation, the applicable provisions of the 1940 Act, and to the extent that any provisions herein contained conflict with any such applicable provisions of law, the latter shall control.

     SECTION 14. Counterparts

     This Agreement may be entered into in any number of counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts shall together constitute one and the same instrument.

     IN WITNESS WHEREOF this Agreement has been executed by the parties hereto as of the day and year first above written.

                                          OHIO NATIONAL INVESTMENTS, INC.

                                          By: /s/ MICHAEL A. BOEDEKER
                                            ------------------------------------
                                            Michael A. Boedeker
                                            Vice President

                                          JENNISON ASSOCIATES LLC

                                          By: /s/ KAREN E. KOHLER
                                            ------------------------------------
                                            Karen E. Kohler
                                            Senior Vice President

Accepted and Agreed:
OHIO NATIONAL FUND, INC.

By: /s/ JOHN J. PALMER
    --------------------------------------------------------
    John J. Palmer, President

                                                                       EXHIBIT B

                             SUB-ADVISORY AGREEMENT

     This Agreement is made as of the nineteenth day of January, 2000 by and between OHIO NATIONAL INVESTMENTS, INC., an Ohio corporation (the "Adviser"), and JANUS CAPITAL CORPORATION, a Colorado corporation (the "Sub-Adviser").

     WHEREAS, OHIO NATIONAL FUND, INC. (the "Fund"), is a Maryland corporation that is registered under the Investment Company Act of 1940, as amended, (together with the regulations promulgated pursuant thereto, the "1940 Act"); and

     WHEREAS, the Adviser is a registered investment adviser under the Investment Advisers Act of 1940, as amended, (together with the regulations promulgated pursuant thereto, the "Advisers Act"); and

     WHEREAS, the Adviser has been appointed as investment adviser to the Fund in accordance with the 1940 Act and the Advisers Act; and

     WHEREAS, the Sub-Adviser is registered as an investment adviser under the Advisers Act and engages in the business of providing investment advisory services; and

     WHEREAS, the Fund has authorized the Adviser to appoint the Sub-Adviser, subject to the requirements of the 1940 Act and the Advisers Act, as a sub-adviser with respect to that portion of the assets of the Fund designated as the AGGRESSIVE GROWTH PORTFOLIO ("Portfolio") of the Fund on the terms and conditions set forth below;

     NOW, THEREFORE, IT IS HEREBY AGREED as follows:

     SECTION 1. Investment Advisory Services

          (a) The Adviser hereby retains the Sub-Adviser, and the Sub-Adviser hereby accepts engagement by the Adviser, to supervise and manage on a fully-discretionary and exclusive basis the cash, securities and other assets of the Portfolio. The Fund is the owner of all cash, securities and other assets in the Portfolio, and there are no restrictions on the pledge, hypothecation, transfer or sale of such cash, securities or assets. To enable the Sub-Adviser to exercise fully its discretion hereunder, the Adviser hereby appoints the Sub-Adviser as agent and attorney-in-fact for the Portfolio with full authority to buy, sell and otherwise deal in securities and other intangible investments and contracts relating to the same for the Portfolio.

          (b) All activities by the Sub-Adviser on behalf of the Adviser and the Portfolio shall be in accordance with the investment objectives, policies and restrictions set forth in the 1940 Act and in the Fund's prospectus and statement of additional information, as amended from time to time (together, the "Prospectus"). All activities of the Sub-Adviser on behalf of the Adviser and the Portfolio shall also be subject to the due diligence oversight and direction of the Adviser.

          (c) Subject to the supervision of the Adviser, the Sub-Adviser shall have the sole and exclusive responsibility to select members of securities exchanges, brokers, dealers and futures commission merchants for the execution of transactions of the Portfolio and, when applicable, shall negotiate commissions in connection therewith. The Sub-Adviser is authorized, subject to the supervision of the Adviser and the Board of Directors of the Fund, to place orders for the purchase and sale of the Portfolio's investments with or through such persons, brokers or dealers, including the Sub-Adviser or affiliates thereof, and to negotiate commissions to be paid on such transactions in accordance with the Fund's policy with respect to brokerage as set forth in the Statement of Additional Information. The Sub-Adviser may, on behalf of the Portfolio, pay brokerage commissions to a broker which provides brokerage and research services to the Sub-Adviser in excess of the amount another broker would have charged for effecting the transaction, provided (i) the Sub-Adviser determines in good faith that the amount is reasonable in relation to the value of the brokerage and research services provided by the executing broker in terms of the particular transaction or in terms of the Sub-Adviser's overall responsibilities with respect to the Portfolio and the accounts as to which the Sub-Adviser exercises investment discretion,
     (ii) such payment is made in compliance with Section 28(e) of the

     Securities Exchange Act of 1934, as amended, and any other applicable laws and regulations, and (iii) in the opinion of the Sub-Adviser, the total commissions paid by the Portfolio will be reasonable in relation to the benefits to the Portfolio over the long term. It is recognized that the services provided by such brokers may be useful to the Sub-Adviser in connection with the Sub-Adviser's services to other clients. The Adviser shall provide such assistance in setting up brokerage or other accounts as the Sub-Adviser may reasonably request.

          (d) In carrying out its obligations to manage the investments and reinvestments of the assets of the Portfolio, the Sub-Adviser shall: (1) obtain and evaluate pertinent economic, statistical, financial and other information affecting the economy generally and individual companies or industries the securities of which are included in the Portfolio or are under consideration for inclusion therein; (2) formulate and implement a continuous investment program for the Portfolio consistent with the investment objectives and related investment policies and restrictions for such Portfolio as set forth in the Prospectus; and (3) take such steps as are necessary to implement the aforementioned investment program by placing orders for the purchase and sale of securities.

          (e) In connection with the purchase and sale of securities of the Portfolio, the Sub-Adviser shall arrange for the transmission to the Adviser and the Portfolio's custodian on a daily basis such confirmation, trade tickets and other documents as may be necessary to enable them to perform their administrative responsibilities with respect to the Portfolio. With respect to Portfolio securities to be purchased or sold through the Depository Trust Company, the Sub-Adviser shall arrange for the automatic transmission of the I.D. confirmation of the trade to the Portfolio's custodian.

          (f) The Sub-Adviser will maintain all books and records required to be maintained pursuant to the Investment Company Act and the rules and regulations promulgated thereunder with respect to transactions made by it on behalf of the Portfolio including, without limitation, the books and records required by Subsections (b)(1), (5), (6), (7), (9), (10) and (11) and Subsection (f) of Rule 31a-1 under the 1940 Act and shall timely furnish to the Adviser all information relating to the Sub-Adviser's services hereunder needed by the Adviser to keep such other books and records of the Portfolio required by Rule 31a-1 under the 1940 Act. The Sub-Adviser will also preserve all such books and records for the periods prescribed in Rule 31a-2 under the 1940 Act, and agrees that such books and records shall remain the sole property of the Fund and shall be immediately surrendered to the Fund upon request. The Sub-Adviser further agrees that all books and records maintained hereunder shall be made available to the Fund or the Adviser at any time upon reasonable request, including telecopy at the Adviser's expense without unreasonable delay, during any business day.

          (g) The Sub-Adviser shall render such reports to the Adviser and/or to the Board of Directors of the Fund concerning the investment activity and composition of the Portfolio in such form and at such intervals as the Adviser or the Board may from time to time reasonably require, other than proprietary information and provided that the Sub-Adviser shall not be responsible for portfolio accounting nor shall it be required to generate information derived from Portfolio accounting data.

          (h) The Sub-Adviser shall be responsible for the preparation and filing of Schedule 13G and Form 13F on behalf of the Portfolio. The Sub-Adviser shall not be responsible for the preparation or filing of any reports required of the Portfolio by any governmental or regulatory agency, except as expressly agreed to in writing.

          (i) The Sub-Adviser shall have no responsibility to monitor certain limitations or restrictions, including without limitation, the 90%-source test, for which the Sub-Adviser determines it has not been provided sufficient information in accordance with Section 8 of this Agreement or otherwise. All such monitoring shall be the responsibility of the Adviser.

          (j) The Portfolio assets shall be maintained in the custody of its custodian. Any assets added to the Portfolio shall be delivered directly to such custodian. The Sub-Adviser shall have no liability for the acts or omissions of any custodian of the Portfolio's assets. The Sub-Adviser shall have no responsibility for the segregation requirement of the 1940 Act or other applicable law.

     SECTION 2. Expenses

          (a) Except as otherwise stated in this Agreement, the Sub-Adviser shall assume and pay all of its own costs and expenses, including those for furnishing such office space, office equipment, office personnel and office services as the Sub-Adviser may require in the performance of its duties under this Agreement.

          (b) The Fund shall bear all expenses of the Portfolio's organization and registration, and the Fund and Adviser shall bear all of their respective expenses of their operations and businesses not expressly assumed or agreed to be paid by the Sub-Adviser under this Agreement. In particular, but without limiting the generality of the foregoing, the Fund shall pay any fees due to the Adviser, all interest, taxes, governmental charges or duties, fees, brokerage and commissions of every kind arising hereunder or in connection herewith, expenses of transactions with shareholders of the Portfolio, expenses of offering interests in the Portfolio for sale, insurance, association membership dues, all charges of custodians (including fees as custodian and for keeping books, performing portfolio valuations and rendering other services to the Fund), independent auditors and legal counsel, expenses of preparing, printing and distributing all prospectuses, proxy material, reports and notices to shareholders of the Fund, and all other costs incident to the Portfolio's existence.

     SECTION 3. Use of Services of Others

     The Sub-Adviser may (at its expense except as set forth in Sections 1(c) and 2 hereof) employ, retain or otherwise avail itself of the services or facilities of other persons or organizations for the purpose of providing the Sub-Adviser with such statistical or factual information, such advice regarding economic factors and trends or such other information, advice or assistance as the Sub-Adviser may deem necessary, appropriate or convenient for the discharge of the Sub-Adviser's obligations hereunder or otherwise helpful to the Fund and the Portfolio.

     SECTION 4. Sub-Advisory Fees

     In consideration of the Sub-Adviser's services to the Fund hereunder, the Sub-Adviser shall be entitled to a sub-advisory fee, payable monthly, at the annual rate of 0.55% of the first one hundred million dollars ($100,000,000) of the average daily net assets of the Portfolio during the month preceding each payment, 0.50% of the next four hundred million dollars ($400,000,000), and 0.45% of the average daily net assets of the Portfolio in excess of five hundred million dollars ($500,000,000) (the "Sub-Advisory Fee") during such period. The Sub-Advisory Fee shall be accrued for each calendar day and the sum of the daily Sub-Advisory Fee accruals shall be paid monthly to the Sub-Adviser on or before the fifth business day of the next succeeding month. The daily fee accruals will be computed on the basis of the valuations of the total net assets of the Portfolio as of the close of business each day. The Sub-Advisory Fee shall be payable solely by the Adviser, and the Fund shall not be liable to the Sub-Adviser for any unpaid Sub-Advisory Fee.

     SECTION 5. Limitation of Liability of Sub-Adviser

          (a) In the absence of willful misfeasance, bad faith or gross negligence in the performance of its duties hereunder or its reckless disregard of its duties under this Agreement, the Sub-Adviser shall not be subject to any liability to the Fund, the shareholders of the Fund or to the Adviser. The Sub-Adviser shall not be liable to the Fund or to any shareholder of the Fund or to the Adviser for any claim or loss arising out of any investment or other act or omission in the performance of the Sub-Adviser's duties under this Agreement, or for any loss or damage resulting from the imposition by any government of exchange control restrictions which might affect the liquidity of the Fund's assets maintained with custodians or securities depositories in foreign countries, or from any political acts of any foreign governments to which such assets might be exposed, or for any tax of any kind, including without limitation any statutory, governmental, state, provincial, regional, local or municipal imposition, duty, contribution or levy imposed by any government or governmental agency upon or with respect to such assets or income earned with respect thereto (collectively "Taxation").

          (b) In the event the Sub-Adviser is assessed any taxation in respect of the assets, income or activities of the Portfolio, the Adviser and the Fund jointly and severally will indemnify the Sub-Adviser for all such amounts wherever imposed, together with all penalties, charges, costs and interest relating thereto and all expenditures, including reasonable attorney's fees, incurred by the Sub-Adviser in connection with the defense or settlement of any such assessment. The Sub-Adviser shall undertake and control the defense or settlement of any such assessment, including the selection of counsel or other professional advisers, provided that the selection of such counsel and advisers and the settlement of any assessment shall be subject to the approval of the Adviser and the Fund, which approvals shall not be unreasonably withheld. The Adviser and the Fund shall have the right to retain separate counsel and assume the defense or settlement on behalf of the Adviser and the Fund, as the case may be, of any such assessment if representation of the Adviser and the Fund by counsel selected by the Sub-Adviser would be inappropriate due to actual or potential conflicts of interest.

     SECTION 6. Services to Other Clients and the Fund

          (a) Subject to compliance with the 1940 Act, nothing contained in this Agreement shall be deemed to prohibit the Sub-Adviser or any of its affiliated persons from acting, and being separately compensated for acting, in one or more capacities on behalf of the Fund. The Adviser and the Fund understand that the Sub-Adviser may act as investment manager or in other capacities on behalf of other customers including entities registered under the 1940 Act. While information, recommendations and actions which the Sub-Adviser supplies to and does on behalf of the Portfolio shall in the Sub-Adviser's judgment be appropriate under the circumstances in light of the investment objectives and policies of the Fund, as set forth in the Prospectus delivered to the Sub-Adviser from time to time, it is understood and agreed that they may be different from the information, recommendations and actions the Sub-Adviser or its affiliated persons supply to or do on behalf of other clients. The Sub-Adviser and its affiliated persons shall supply information, recommendations and any other services to the Portfolio and to any other client in an impartial and fair manner in order to seek good results for all clients involved. As used herein, the term "affiliated person" shall have the meaning assigned to it in the 1940 Act.

          (b) On occasions when the Sub-Adviser deems the purchase or sale of a security to be in the best interest of the Portfolio as well as other clients of the Sub-Adviser, the Sub-Adviser may, but shall be under no obligation, to the extent permitted by applicable law, aggregate the securities to be so sold or purchased in order to obtain the best execution or lower brokerage commissions, if any. The Sub-Adviser may also on occasion purchase or sell a particular security for one or more customers in different amounts. On either occasion, and to the extent permitted by applicable law and regulations, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Sub-Adviser in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other clients.

          (c) The Sub-Adviser agrees to use the same skill and care in providing services to the Fund as it uses in providing services to fiduciary accounts for which it has investment responsibility. The Sub-Adviser will comply with all applicable rules and regulations of the Securities and Exchange Commission.

     SECTION 7. Proxies

     Unless the Adviser instructs the Sub-Adviser otherwise in writing, the Sub-Adviser will vote proxies for securities held by the Fund in accordance with the Sub-Adviser's policies for proxy voting. The Sub-Adviser is authorized to instruct the custodian to forward to the Sub-Adviser copies of all proxies and shareholder communications relating to securities held by the Portfolio (other than materials relating to legal proceedings). The Adviser agrees that the Sub-Adviser will not be liable for failing to vote any proxies where it has not received such proxies or related shareholder communications on a timely basis.

     SECTION 8. Reports to the Sub-Adviser

          (a) The Adviser shall furnish to the Sub-Adviser the Prospectus, proxy statements, reports and other information relating to the business and affairs of the Fund as the Sub-Adviser may, at any time or from time to time, reasonably require in order to discharge the Sub-Adviser's duties under this Agreement. The Adviser shall forward to the Sub-Adviser drafts of all amendments to the Fund's registration statement that are related to the Portfolio, and the Adviser shall afford the Sub-Adviser an opportunity to comment thereon prior to filing with the Securities and Exchange Commission.

     SECTION 9. Term of Agreement

     Provided that this Agreement shall have first been approved by the Board of Directors of the Fund, including a majority of the members thereof who are not interested persons (as defined in the 1940 Act) of either party, by a vote cast in person at a meeting called for the purpose of voting such approval, then this Agreement shall be effective on the date hereof. Unless earlier terminated as hereinafter provided, this Agreement shall continue in effect until approved by a majority vote of the voting securities of the Portfolio, at a meeting to take place not more than one year after the effective date of the Fund's registration statement relating to the Portfolio. Thereafter, this Agreement shall continue in effect from year to year, subject to approval annually by the Board of Directors of the Fund or by vote of a majority of the voting securities of the Portfolio and also, in either event, by the vote, cast in person at a meeting called for the purpose of voting on such approval, of a majority of the Directors of the Fund who are not parties to this Agreement or interested persons (as defined in the 1940 Act) of any such person.

     SECTION 10. Termination of Agreement; Assignment

          (a) This Agreement may be terminated by either party hereto without the payment of any penalty, upon 90 days' prior notice in writing to the other party and to the Fund, or upon 60 days' written notice by the Fund to the two parties; provided, that in the case of termination by the Fund such action shall have been authorized by resolution of a majority of the Board of Directors of the Fund or by vote of a majority of the voting securities of the Portfolio. In addition, this Agreement shall terminate upon the later of (1) the termination of the Adviser's agreement to provide investment advisory services to the Fund or (2) notice to the Sub-Adviser that the Adviser's agreement to provide investment advisory services to the Fund has terminated.

          (b) This Agreement shall automatically terminate in the event of its assignment (as defined in the 1940 Act).

          (c) Termination of this Agreement for any reason shall not affect rights of the parties that have accrued prior thereto.

     SECTION 11. Notices

          (a) The Sub-Adviser agrees to promptly notify the Adviser of the occurrence of any of the following events: (1) any change in the portfolio manager of the Janus Olympus Fund or the Portfolio; (2) the Sub-Adviser fails to be registered as an investment adviser under the Advisers Act or under the laws of any jurisdiction in which the Sub-Adviser is required to be registered as an investment adviser in order to perform its obligations under this Agreement; or (3) the Sub-Adviser is the subject of any action, suit, proceeding, inquiry or investigation at law or in equity, before or by any court, public board or body, involving the affairs of the Portfolio.

          (b) Any notice given hereunder shall be in writing and may be served by being sent by telex, facsimile or other electronic transmission or sent by registered mail or by courier to the address set forth below for the party for which it is intended. A notice served by mail shall be deemed to have been served seven days after mailing and in the case of telex, facsimile or other electronic transmission twelve hours after dispatch thereof. Addresses for notice may be changed by written notice to the other party.

          If to the Adviser:

        Ohio National Investments, Inc.
        P.O. Box 237
        Cincinnati, Ohio 45201
        Fax No. (513) 794-4506

          With a copy to:

          Ronald L. Benedict, Secretary
        Ohio National Investments, Inc.
        P.O. Box 237
        Cincinnati, Ohio 45201

        If to the Sub-Adviser:

        Janus Capital Corporation
        100 Fillmore Street
        Denver, Colorado 80206
        Attention: General Counsel
        Fax No. (303) 394-7714

     SECTION 12. Governing Law

     This Agreement shall be governed by and subject to the requirements of the laws of the State of Ohio without reference to the choice of law provisions thereof.

     SECTION 13. Applicable Provisions of Law

     The Agreement shall be subject to all applicable provisions of law, including, without limitation, the applicable provisions of the 1940 Act, and to the extent that any provisions herein contained conflict with any such applicable provisions of law, the latter shall control.

     SECTION 14. Counterparts

     This Agreement may be entered into in any number of counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts shall together constitute one and the same instrument.

     SECTION 15. Representations and Warranties of Sub-Adviser

     The Sub-Adviser represents and warrants to the Adviser and the Fund as follows:

          (a) The Sub-Adviser is registered as an investment adviser under the Advisers Act;

          (b) The Sub-Adviser is a corporation duly organized and validly existing under the laws of the State of Colorado with the power to own and possess its assets and carry on its business as it is now being conducted;

          (c) The execution, delivery and performance by the Sub-Adviser of this Agreement are within the Sub-Adviser's powers and have been duly authorized, and no action by or in respect of, or filing with, any governmental body, agency or official is required on the part of the Sub-Adviser for the execution, delivery and performance by the Sub-Adviser of this Agreement, and the execution, delivery and performance by the Sub-Adviser of this Agreement do not contravene or constitute a default under (i) any provision of applicable law, rule or regulation, (ii) the Sub-Adviser's governing instruments, or (iii) any agreement, judgment, injunction, order, decree or other instrument binding upon the Sub-Adviser;

          (d) This Agreement is a valid and binding agreement of the Sub-Adviser;

          (e) A true and complete copy of the Form ADV of the Sub-Adviser, as amended to the date hereof and filed with the Commission has been furnished to the Adviser, and the information contained therein is accurate and complete in all material respects and does not omit to state any material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading.

          (f) The Sub-Adviser agrees to observe and comply with Rule 17j-1 under the 1940 Act and the Sub-Adviser's Code of Ethics, as may be amended from time to time. The Sub-Adviser shall not be subject to any other code of ethics, including that of the Adviser, unless specifically adopted by the Sub-Adviser.

     SECTION 16. Representations and Warranties of Adviser.

     The Adviser represents and warrants to the Sub-Adviser as follows:

          (a) The Adviser is registered as an investment adviser under the Advisers Act;

          (b) The Fund has filed a Notice of Eligibility under Rule 4.5 of the CEA, with the Commodity Futures Trading Commission (the "CFTC") and the National Futures Association;

          (c) The Adviser is a corporation duly organized and validly existing under the laws of the State of Ohio with the power to own and possess its assets and carry on its business as it is now being conducted;

          (d) The execution, delivery and performance by the Adviser of this Agreement are within the Adviser's powers and have been duly authorized, and no action by or in respect of, or filing with, any governmental body, agency or official is required on the part of the Adviser for the execution, delivery and performance by the Adviser of this Agreement, and the execution, delivery and performance by the Adviser of this Agreement do not contravene or constitute a default under (i) any provision of applicable law, rule or regulation, (ii) the Adviser's governing instruments, or (iii) any agreement, judgment, injunction, order, decree or other instrument binding upon the Adviser;

          (e) This Agreement is a valid and binding agreement of the Adviser;

          (f) A true and complete copy of the Form ADV of the Adviser, as amended to the date hereof and filed with the Commission has been furnished to the Sub-Adviser, and the information contained therein is accurate and complete in all material respects and does not omit to state any material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading;

          (g) The Adviser acknowledges that it received a copy of the Sub-Adviser's Form ADV at least 48 hours prior to the execution of this Agreement.

          (h) The Adviser agrees to observe and comply with Rule 17j-1 under the 1940 Act and the Adviser's Code of Ethics as may be amended from time to time.

     SECTION 17. Survival of Representations and Warranties: Duty to Update Information.

     All representations and warranties made by the Sub-Adviser and the Adviser pursuant to Sections 15 and 16 hereof shall survive for the duration of this Agreement and the Parties hereto shall immediately notify, but in no event later than five (5 business days, each other in writing upon becoming aware that any of the foregoing representations and warranties are no longer true. In addition, the Sub-Adviser will deliver to the Adviser and the Fund copies of any amendments, supplements or updates to any of the information provided to the Adviser and attached as exhibits hereto within fifteen (15) days after becoming available.

     SECTION 18. Confidentiality

     Subject to the duties of the Adviser, the Fund and the Sub-Adviser to comply with applicable law, including any demand of any regulatory or taxing authority having jurisdiction, the parties hereto shall treat as confidential all information pertaining to the Fund and the actions of the Sub-Adviser, the Adviser and the Fund in respect thereof.

     The Adviser will not, directly or indirectly, and will not permit its affiliates, employees, officers, directors, agents, contractors, or the Portfolio to, in any form or by any means, use, disclose, or furnish, to any person or entity, records or information concerning the business of the Sub-Adviser, except as necessary for the performance of its duties under this Agreement or the Investment Advisory Agreement, or as required by law upon prior written notice to the Sub-Adviser. The Sub-Adviser is the sole owner of the name and mark "Janus." The Adviser shall not, and shall not permit the Portfolio to, without prior written consent of the Sub-Adviser, use the name or mark "Janus" or make representations regarding the Sub-Adviser or its affiliates. Upon termination of this Agreement for any reason, the Sub-Adviser shall immediately cease, and the Adviser shall cause the Portfolio to immediately cease, all use of the Janus name or any Janus mark.

     SECTION 19. Non-Exclusivity

     Adviser acknowledges and agrees that this Agreement and the arrangements described herein are intended to be non-exclusive and that Sub-Adviser is free to enter into similar agreements and arrangements with other entities.

     IN WITNESS WHEREOF this Agreement has been executed by the parties hereto as of the day and year first above written.

                                          OHIO NATIONAL INVESTMENTS, INC.

                                          By: /s/ MICHAEL A. BOEDEKER
                                            ------------------------------------
                                            Michael A. Boedeker
                                            Vice President

                                          JANUS CAPITAL CORPORATION

                                          By: /s/ BONNIE M. HOWE
                                            ------------------------------------
                                            Bonnie M. Howe
                                            Assistant Vice President

Accepted and Agreed:
OHIO NATIONAL FUND, INC.

By: /s/ JOHN J. PALMER
    --------------------------------------------------------
    John J. Palmer
    President

                              VOTING INSTRUCTIONS

                            OHIO NATIONAL FUND, INC.

I (we) acknowledge receipt of a copy of the Notice of Shareholders' Meeting, Proxy Statement and annual report. I (we) instruct Ohio National Life to vote the Ohio National Fund, Inc., shares attributable to my (our) variable contract at the special meeting of shareholders to be held on April 3, 2000, (and at any adjournments of that meeting) as specified below, and in accordance with their best judgment on any other business that may properly come before the meeting. THESE INSTRUCTIONS RELATE TO A SOLICITATION BY THE BOARD OF DIRECTORS.

You may only vote for the proposal(s) related to the portfolios for which you have allocated contract values as of the record date.

--------------------------------------------------------------------------------

You may check one of these boxes instead of voting on each of the numbered items below:

          For      or       Against      or       Abstain on all the Board of Directors recommendations.
          [ ]               [ ]                   [ ]
-------------------------------------------------------------------------------------------------------------

 1.       To approve the new Subadvisory Agreement for the        For     or      Against     or      Abstain
          Capital Appreciation portfolio:
                                                                  [ ]             [ ]                 [ ]
 2.       To approve the new Subadvisory Agreement for the        For     or      Against     or      Abstain
          Aggressive Growth portfolio:
                                                                  [ ]             [ ]                 [ ]

Dated: ---------------------, 2000
                                                 ----------------------------------------------------------
                                                               Signature of Contract Owner(s)

     Please sign your name as it appears on the back of this form. If signing for an estate, trust or corporation, state your title or capacity. If joint owners, each should sign. Please return these voting instructions in the envelope provided.

                            OHIO NATIONAL FUND, INC.

                           PARTICIPANT'S INSTRUCTIONS

                        TO PLAN TRUSTEE OR ADMINISTRATOR

I request that you vote the Ohio National Fund, Inc. shares attributable to my interest in the variable contract at the special meeting of Fund shareholders to be held on April 3, 2000, as specified below. THESE INSTRUCTIONS RELATE TO A SOLICITATION BY THE BOARD OF DIRECTORS.

You may only vote for the proposal(s) related to the portfolios for which you have allocated contract values as of the record date.

--------------------------------------------------------------------------------

You may check one of these boxes instead of voting on each of the numbered items below:

          For      or       Against      or       Abstain on all the Board of Directors recommendations.
          [ ]               [ ]                   [ ]
-------------------------------------------------------------------------------------------------------------

 1.       To approve the new Subadvisory Agreement for the        For     or      Against     or      Abstain
          Capital Appreciation portfolio:
                                                                  [ ]             [ ]                 [ ]
 2.       To approve the new Subadvisory Agreement for the        For     or      Against     or      Abstain
          Aggressive Growth portfolio:                            [ ]             [ ]                 [ ]

Dated: ---------------------, 2000
                                                 ----------------------------------------------------------
                                                                  Signature of Participant